EXHIBIT 10.3

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED

AMENDMENT N°11

TO THE

A330-900neo PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment Nº11 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2004261	Page 1/7

AMENDMENT N°11 TO THE

A330-900neo PURCHASE AGREEMENT

This amendment n°11 (the “Amendment N°11”) dated 31st August 2020 is made

BETWEEN:

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and the Seller together are referred to as the “Parties” and individually as a “Party”.

WHEREAS:

A.   On 03 March 2015, the Buyer and the Seller entered into a purchase agreement with reference CLC-CT1405166 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five (25) A330-900neo aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.   On 31 May 2016, the Buyer and the Seller entered into Amendment N°1 to the Purchase Agreement with reference CLC-CT1614983 whereby the Buyer [*].

C.   On 19 June 2017, the Buyer and the Seller entered into Amendment N°2 to the Purchase Agreement with reference CLC-CT1702508 for the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A330-900neo Aircraft.

D.   On 02 October 2017, the Buyer and the Seller entered into Amendment N°3 to the Purchase Agreement with reference CLC-CT1705177 in order to [*].

E.   On 27 December 2017, the Buyer and the Seller entered into Amendment N°4 to the Purchase Agreement with reference CLC-CT1709653 for the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A330-900neo Aircraft.

F.   On 31 December 2018, the Buyer and the Seller entered into Amendment N°5 to the Purchase Agreement with reference CLC-CT1709653 in order [*].

G.  On 27 February 2019, the Buyer and the Seller entered into Amendment N°6 to the Purchase Agreement with reference CLC-CT1901550 in order to [*].

H.   On 08 August 2019, the Buyer and the Seller entered into Amendment N°7 to the Purchase Agreement with reference CT1902127 in order to [*].

I.   On 18 October 2019, the Buyer and the Seller entered into Amendment N°8 to the Purchase Agreement with reference CT1905423 in order to [*].

J.   On 20 December 2019, the Buyer and the Seller entered into Amendment N°9 to the Purchase Agreement with reference CT1909530 in order to [*].

Amendment Nº11 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2004261	Page 2/7

K.   On 14 June 2020, the Buyer and the Seller entered into Amendment N°10 to the Purchase Agreement with reference CT2001904 in order to [*].

The Purchase Agreement, as amended and supplemented pursuant to the foregoing being referred to as the “Agreement”.

L.   The Parties now wish to enter into this Amendment N°11 in order to, among other things, [*], pursuant to the terms and conditions set out herein.

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°11. Capitalized terms used herein and not otherwise defined herein will have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

Amendment Nº11 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2004261	Page 3/7

1          [*]

2          [*]

3          [*]

4          OTHER MATTERS

The Buyer and the Seller agree that (i) the first sentence on page one of the Letter Agreement N°1 to the Amendment N°10 and (ii) the first sentence on page one of the Letter Agreement N°2 to the Amendment N°10, both starting with “AIR LEASE CORPORATION” and ending with “pursuant to the Agreement”, shall be entirely deleted and replaced by the following quoted text:

QUOTE

AIR LEASE CORPORATION (the “Buyer") and AIRBUS S.A.S. (the “Seller") have entered into an Amendment N°10 dated even date herewith (the “Amendment”) to the A330neo Purchase Agreement dated as of March 03, 2015 (the “Agreement”) [*].

UNQUOTE

5          INCONSISTENCY AND CONFIDENTIALITY

5.1       In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°11, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

5.2       This Amendment N°11 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

5.3       This Amendment N°11 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

6          COUNTERPARTS

This Amendment N°11 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

7          LAW AND JURISDICTION

This Amendment N°11 will be governed by and construed and the performance thereof

Amendment Nº11 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2004261	Page 4/7

will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Agreement shall apply to this Amendment N°11 as if the same were set out in full herein, mutatis mutandis.

Amendment Nº11 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2004261	Page 5/7

IN WITNESS WHEREOF this Amendment N°11 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

By: /s/ Grant Levy	By: /s/ Benoît de Saint-Exupéry

Its: Executive Vice President	Its: Senior Vice President, Contracts

Amendment Nº11 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2004261	Page 6/7

APPENDIX 1

DELIVERY SCHEDULE

CAC ID	Aircraft Rank	Scheduled Delivery Month	Aircraft Type
[*]	[*]	[*]-18	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]-23	[*]

Amendment Nº11 to the ALC A330-900neo Purchase Agreement
Ref. CLC – CT2004261	Page 7/7